Exhibit 10.21

Exhibit A

AMENDMENT NO. 5

TO ADVANCED POWER TECHNOLOGY, INC.

STOCK OPTION PLAN

The ADVANCED POWER TECHNOLOGY, INC. Stock Option Plan (“Plan”) is amended to increase the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan from 2,250,000 to 2,400,000.

APPROVED BY SHAREHOLDERS effective         MAY 4, 2004               .

/s/ GREG HAUGEN
GREG HAUGEN, Secretary

AMENDMENT NO. 5 TO STOCK OPTION PLAN

AMENDMENT NO. 4

TO ADVANCED POWER TECHNOLOGY, INC.

STOCK OPTION PLAN

The ADVANCED POWER TECHNOLOGY, INC. Stock Option Plan (“Plan”) is hereby amended as follows:

1.                                       5.7 Termination of Relationship.

The second full paragraph of Section 5.7 is hereby amended and completely restated as follows:

“If an Optionee is terminated for cause, any option granted hereunder shall terminate as of the first discovery of the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. “Termination for cause” shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, disclosure of confidential information, or misconduct, including but not limited to, violation of the Company’s drug and alcohol policy and any other Company policies in effect from time to time. If an Optionee’s relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee’s rights under any option granted hereunder likewise shall be suspended during the period of investigation.”

2.                                        Except as amended herein and by Amendment Nos. 1, 2 and 3, the Plan shall remain in full force and effect.

ADOPTED BY THE BOARD OF DIRECTORS ON JANUARY 30th, 2003.

/s/ GREG HAUGEN
GREG HAUGEN, Secretary

AMENDMENT NO. 4 TO STOCK OPTION PLAN

AMENDMENT NO. 3

TO ADVANCED POWER TECHNOLOGY, Inc.

STOCK OPTION PLAN

The ADVANCED POWER TECHNOLOGY, INC. Stock Option Plan (“Plan) is amended to increase the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan from 1,500,000 to 2,250,000.

ADOPTED BY THE BOARD OF DIRECTORS effective   DECEMBER 31, 2001.

APPROVED BY SHAREHOLDERS effective   APRIL 26, 2002.

/s/ GREG HAUGEN
GREG HAUGEN, Secretary

AMENDMENT NO.3 TO STOCK OPTION PLAN